Exhibit 25.2 ______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)___

_______________________________________________________

U.S. BANK  TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

              300 East Delaware Avenue, 8th Floor

             Wilmington, Delaware

19809

  (Address of principal executive offices)

(Zip Code)

Cheryl Clarke

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, NY 10005

Telephone (212) 361-6159

(Name, address and telephone number of agent for service)

AUDIOCODES LTD.

(Exact name of Registrant as specified in its charter)

           Israel

N/A

(State or other jurisdiction of incorporation or organization)

(I.R.S. Employer Identification No.)

1 Hayarden Street

Airport City

Lod 70151 Israel

(Address of Principal Executive Offices)

    (Zip Code)

Subordinated Debt Securities

______________________________________________________________________________

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FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)

Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)

Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15

Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.   A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.   A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.

A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.

A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995

5.

Not applicable.

6.

The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.

Report of Condition of the Trustee as of June 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.   Not applicable.

9.   Not applicable.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 22nd day of September, 2004

U.S. BANK TRUST NATIONAL ASSOCIATION

By:

 /s/ Ward A. Spooner

                        Name: Ward A. Spooner

Title:   Vice President

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 Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of June 30, 2004

($000’s)

6/30/2004

Assets

Cash and Balances Due From Depository Institutions

$385,910

Fixed Assets

449

Intangible Assets

111,204

Other Assets

29,457

Total Assets

$527,020

Liabilities

Other Liabilities

$15,052

Total Liabilities

$15,052

Equity

Common and Preferred Stock

$1,000

Surplus

505,932

Undivided Profits

5,036

Total Equity Capital

$511,968

Total Liabilities and Equity Capital

$527,020

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:

/s/ Ward A. Spooner

Name  Ward Spooner

Title     Vice President

Date:  September 22, 2004

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